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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 5, 1997

                             APPLIED MATERIALS, INC.
             (Exact name of registrant as specified in its charter)



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
         Delaware                          0-6920                         94-1655526
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(State or other jurisdiction       (Commission File Number)               (IRS employer
of Incorporation)                                                         identification
                                                                          number)
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
3050 Bowers Avenue, Santa Clara, California                               95054-3299
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(Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code                        (408) 727-5555
                                                                          -----------------
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                                  Inapplicable
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS


    On May 5, 1997, the Company issued a press release announcing settlement of all outstanding litigation with Novellus Systems, Inc., pursuant to which the Company would receive $80 million from Novellus regarding damages for past patent infringement and ongoing royalties for all future shipments of TEOS-based systems. The amount for past patent infringement ($80 million) was received early in the Company's third fiscal quarter of 1997, and will be reflected in the Company's results of operations for that period. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     On May 13, 1997, the Company issued a press release announcing its results of operations for the three and six months ended April 27, 1997. A copy of the financial statements attached to the press release is attached hereto as Exhibit
99.2 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits


         Exhibit Number          Exhibit
         --------------          -------
              27                 Financial Data Schedule (filed electronically)

              99.1 Press Release, dated May 5, 1997, of Applied Materials, Inc., announcing settlement of Novellus litigation

              99.2 Financial Statements attached to Press Release, dated May 13, 1997, of Applied Materials, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 13, 1997



                                       APPLIED MATERIALS, INC.
                                            (Registrant)



                                       By: /s/ Gerald F. Taylor
                                            -----------------------------------
                                            Gerald F. Taylor
                                            Senior Vice President and
                                            Chief Financial Officer
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                                  EXHIBIT INDEX
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
Exhibit Number         Exhibit
--------------         -------
      27               Financial Data Schedule:  filed electronically

      99.1             Press Release, dated May 5, 1997, of Applied Materials, Inc., announcing settlement of Novellus litigation

      99.2 Financial Statements attached to Press Release, dated May 13, 1997, of Applied Materials, Inc.
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